Remarks Scott V. Fainor President and Chief Executive Officer, National Penn Bancshares, Inc. 1

 Continued high-level performance  ROAA 1.18%  Adjusted net income of $98.1 million / EPS of $0.67  Superior asset quality  Consistent dividends  Execution of strategic initiatives  Positioned for disciplined growth and further enhancement of long-term shareholder value NPBC will be the most highly regarded financial institution within the markets it serves. Building Long-Term Shareholder Value FY 2013 Highlights 2

3 Building Long-Term Shareholder Value Consistent Returns of Capital Current dividend yield as of April 17, 2014. Payout ratio information as of February 7, 2014. Peer data per SNL Financial. Refer to Appendix for peer listing. NPBC Current Quarterly Dividend $0.10 NPBC Current Dividend Yield 3.85% Peer Average Dividend Yield 2.66% NPBC Payout Ratio 59% Peer Average Payout Ratio 38%

 Repurchased 7 million shares of common stock at market  Pre-buyback ownership 17.8%  Post-buyback ownership 13.6%  Transaction completed under previously announced 5% stock repurchase program  Aggregates 4.8% of current outstanding 4 Building Long-Term Shareholder Value Warburg Pincus Share Repurchase (January 28, 2014)

5 Building Long-Term Shareholder Value Strong Capital Position 14.19% 14.38% 14.23% 17.80% 16.89% 16.72% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% Q4 2012 Q3 2013 Q4 2013 Tier 1 Common Ratio Total Risk-Based Capital Ratio

Building Long-Term Shareholder Value High-Level Earnings Trend 6 *Refer to Appendix for calculation of non-GAAP measures. $0.17 $0.16 $0.17 $0.17 $0.17 1.19% 1.14% 1.21% 1.17% 1.19% 0.00% 0.40% 0.80% 1.20% 1.60% $0.00 $0.05 $0.10 $0.15 $0.20 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Quarterly Adjusted Earnings Per Share* Adjusted ROAA* $0.66 $0.67 1.17% 1.18% 0.00% 0.40% 0.80% 1.20% 1.60% $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2012 2013 Full Year Adjusted Earnings Per Share* Adjusted ROAA*

$254.0 $252.1 3.50% 3.51% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2012 2013 Full Year Net Interest Income Net Interest Margin (FTE) Building Long-Term Shareholder Value Stable Net Interest Income and Margin Trend 7 $63.4 $61.6 $63.3 $63.1 $64.1 3.46% 3.49% 3.53% 3.49% 3.51% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% $0.0 $20.0 $40.0 $60.0 $80.0 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Quarterly Trend Net Interest Income Net Interest Margin (FTE) ($millions) ($millions) Managed Cost of Interest-Bearing Liabilities  FY 2012: 1.00%  FY 2013: 0.59%

Building Long-Term Shareholder Value Disciplined Loan Growth 8 $3,530 $3,607 $3,654 $3,000 $3,250 $3,500 $3,750 Q4 2012 Q3 2013 Q4 2013 Commercial Loans $1,711 $1,676 $1,684 $686 $655 $657 $0 $400 $800 $1,200 $1,600 $2,000 Q4 2012 Q3 2013 Q4 2013 Consumer Loans Total Consumer Loans Mortgages ($millions) ($millions) $5,241 $5,283 $5,338 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q4 2012 Q3 2013 Q4 2013 Total Loans Total Loans ($millions)

9 * Refer to Appendix for reconciliation of Non-GAAP measure. $34.4 $34.1 $7.6 $6.5 $16.1 $15.3 $24.6 $27.3 $12.9 $12.7 $0 $20 $40 $60 $80 $100 2012 2013 Banking - deposits Banking - mortgages Banking - other Wealth Insurance $95.6 $95.9 ($millions) Building Long-Term Shareholder Value Diversified Core Non-Interest Income*

$261 $243 $234 $219 $192 $100 $150 $200 $250 $300 $350 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Classified Loans 10 ($millions) Building Long-Term Shareholder Value Sustained Strong Asset Quality $4.6 $5.3 $4.1 $5.0 $5.4 $2.0 $1.5 $1.5 $1.3 $1.0 $0.0 $2.5 $5.0 $7.5 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Net Loan Charge-Offs & Provision for Loan Losses Net Charge-Offs Provision ($millions) 183% 94% 0% 50% 100% 150% 200% 250% Q4 2013 *Peer Mean Allowance / Non-Performing Loans 0.99% 1.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q4 2013 *Peer Mean Non-Performing Loans / Total Loans * Refer to appendix for listing of peers.

Building Long-Term Shareholder Value Disciplined Operating Expense* Management 11 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Quarterly Trend FDIC insurance Other operating expense Premises and equipment Salaries, wages and employee benefits $52.3 $52.4 $53.2 $52.3 $53.3 $52.4 $53.6 $51.8 ($millions) * Refer to Appendix for reconciliation of Non-GAAP measures. 57.12% 57.80% 30% 35% 40% 45% 50% 55% 60% 65% 70% $0.0 $30.0 $60.0 $90.0 $120.0 $150.0 $180.0 $210.0 $240.0 2012 2013 Full Year FDIC insurance Other operating expense Premises and equipment Salaries, wages and employee benefits Efficiency Ratio* $210.3 $211.0 ($millions)

Building Long-Term Shareholder Value Sustaining a Strong and Balanced Risk Management Culture  Comprehensive risk management program  Disciplined growth with a focus on the customer  Addressing changes in the regulatory environment 12

Building Long-Term Shareholder Value Strategic M&A Considerations  Relevant size  Relative risk  Operating leverage  Franchise value 13

14 NPBC Corporate Headquarters - Allentown, PA Reading Area Business Center

Building Long-Term Shareholder Value Q1 2014 Highlights  EPS of $0.16 and Return on Average Assets of 1.09%  Increased loan growth, led by growth in commercial loans  Sustained strong asset quality  Continued focus on expanding fee income  Diligent management of operating expenses  Disciplined execution of capital management strategies  Repurchase of approximately 5% of outstanding shares  Declaration of Second Quarter 2014 dividend 15

Building Long-Term Shareholder Value Strength of Capital Ratios 10.79% 10.41% 9.86% 14.17% 14.23% 13.22% 16.67% 16.72% 15.69% 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% Q1 2013 Q4 2013 Q1 2014 Tangible Common Equity* / Tangible Assets Ratio Tier 1 Common Ratio Total Risk-Based Capital Ratio 16 *Refer to Appendix for reconciliation of Non-GAAP measure.

Building Long-Term Shareholder Value 2014 Strategic Objectives Enhance Long-Term Shareholder Value Build Upon Solid Earnings Power of Franchise Grow Wealth and Insurance Contributions Utilize Strength of Balance Sheet Sustain Prudent Risk Management Culture Effectively Manage Capital Base 17

Building Long-Term Shareholder Value NPBC Total Annual Return 18 Source: Annual Equivalent Total Return per Bloomberg through close January 31, 2014. See Appendix for peer listing. 18.57% 7.66% 9.86% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Total Annual Return Since Jan 1, 2010 NPBC Mean - All Peers Mean - Peers with Stock Appreciation

Building Long-Term Shareholder Value NPBC will be the most highly regarded financial institution within the markets it serves. 19

APPENDIX 20

NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/13 ($billions)
Bancorp South, Inc.	BXS	$13.0
F.N.B Corporation	FNB	13.6
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	37.6
FirstMerit Corporation	FMER	23.9
Fulton Financial Corporation	FULT	16.9
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.6
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	11.8
Valley National Bancorp	VLY	16.2
Wintrust Financial Corp	WTFC	18.1

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

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Reconciliation of Non-GAAP Measures 22 *TruPS redemption – Q1 2013. **FHLB repayment – Q1 2013. ***Difference in summation of Q4 2013 and FY 2013 adjusted net income due to rounding. Adjusted Earnings per Diluted Share Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 FY 2012 FY 2013 Net income (loss) 0.17$ (0.12)$ 0.17$ 0.17$ 0.15$ 0.66$ 0.37$ After-tax adjustments: Unrealized FV gain on subordinated debentures* - (0.01) - - - - (0.01) Corporate reorganization expense - - - - 0.03 - 0.03 Loss on debt extinguishment** - 0.29 - - - - 0.29 Adjusted net income*** 0.17$ 0.16$ 0.17$ 0.17$ 0.17$ 0.66$ 0.67$ ($millions) Adjusted Return on Average Assets Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 FY 2012 FY 2013 Net income (loss) 25.1$ (17.4)$ 25.0$ 24.6$ 21.2$ 98.9$ 53.4$ After-tax adjustments: Unrealized FV loss (gain) on subordinated debentures* 0.2 (1.4) - - - (0.4) (1.4) Corporate reorganization expense - - - - 3.9 - 3.9 Loss on debt extinguishment** - 42.2 - - - - 42.2 Adjusted net income 25.3$ 23.4$ 25.0$ 24.6$ 25.1$ 98.5$ 98.1$ Average Assets 8,440.6$ 8,298.8$ 8,326.5$ 8,310.6$ 8,385.0$ 8,424.3$ 8,330.4$ Adjusted ROAA 1.19% 1.14% 1.21% 1.17% 1.19% 1.17% 1.18%

Reconciliation of Non-GAAP Measures 23 *TruPs redemption. **FHLB repayment. ($millions) Operating Expense and Efficiency Ratio Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Non-interest expen e 52.4$ 52.3$ 53.3$ 52.3$ 117.3$ 53.2$ 53.6$ 57.8$ Less: Loss on debt extinguishment** - - - - 64.9 - - - C rporate reorganization expense - - - - - - - 6.0 Operating exp nses 52.4$ 52.3$ 53.3$ 52.3$ 52.4$ 53.2$ 53.6$ 51.8$ Net interest income (taxable equivalent) 68.6$ 67.9$ 68.1$ 67.9$ 66.0$ 67.6$ 67.4$ 68.2$ Non-interest income 24.2 20.5 26.8 24.5 25.6 25.0 24.8 22.7 Less: Net gains on FV changes of subordinated debentures* 1.6 (0.8) 0.1 (0.3) 2.1 - - - t (losses) gains on investment securities - ( .3) - - - - - - Adjusted revenue 91.2$ 89.5$ 94.8$ 92.7$ 89.5$ 92.6$ 92.2$ 90.9$ Efficiency Ratio 57.47% 58.42% 56.26% 56.40% 58.61% 57.43% 58.16% 57.00% ($millions) Non-Interest Income FY 2012 FY 2013 Banking - deposits 34.4$ 34.1$ Banking - mortgages 7.6 6.5 Banking - other 16.1 15.3 Wealth 24.6 27.3 Insurance 12.9 12.7 Subtotal - core non-interest income 95.6 95.9 Plus: Net gains (losses) on investments (0.3) 0.1 Net gains from FV changes on subordinated debentures* 0.7 2.1 Total non-interest income 96.0$ 98.1$

Reconciliation of Non-GAAP Measures 24 ($millions) Operating Expense and Efficiency Ratio FY 2012 FY 2013 Non-interest expense 210.3$ 281.9$ Less: Loss on debt extinguishment** - 64.9 Corporate reorganization expense - 6.0 Operating expenses 210.3$ 211.0$ Net interest income (taxable equivalent) 272.6$ 269.2$ Non-interest income 96.0 98.1 Less: Net gains on FV changes of subordinated debentures* 0.7 2.1 Net (losses) gains on investment securities (0.3) 0.1 Adjusted revenue 368.2$ 365.1$ Efficiency Ratio 57.12% 57.80% ($000s) Tangi le Common Equity/Tangible Assets Q1 2013 Q4 2013 Q1 2014 T t l shareholders' equit 1, 36,798$ 1,131,866$ 1,082,4 9$ G odwill and intangibles (267,812) (265,133) (264, 35) Tangible common equity 8 8,986$ 8 6,7$ 818,014$ Total assets 8,323,777$ 8,591,848$ 8,557,381$ Goodwill and intangibles (267,812) (265,133) (264,435) Tangible ssets 8,055,965$ 8,326,715$ 8, 92,946$ i l common equity/tangible assets 10.79% 10.4% 9.86%

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